Exhibit 10.20

AGREEMENT TO TERMINATE OPTION AGREEMENT

THIS AGREEMENT TO TERMINATE OPTION AGREEMENT (this “Agreement”) is entered into as of September 27, 2011, by and among Qiyang County Xiangmei Food Technical Research and Development Co., Ltd., a foreign investment enterprise incorporated under the laws of the  People’s Republic of China (“PRC”) (“WFOE”); Hunan Xiangmei Food Co., Ltd ., a limited liability company organized under the laws of the PRC (“Hunan Xiangmei”) and the shareholders holding 100% of the issued and outstanding equity interests of  Hunan Xiangmei  (“Shareholders”, with WFOE and Hunan Xiangmei  collectively referred to as the “Parties”)

WHEREAS, in connection with a certain Consulting Services Agreement dated as of December 23, 2010 (the “Consulting Agreement”), WFOE entered into an Option Agreement (the “Option Agreement”) with Hunan Xiangmei  and Shareholders;

WHEREAS, WFOE, Hunan Xiangmei and Shareholders, as of the date hereof, have entered into an agreement to terminate the Consulting Agreement (the “Termination Agreement”), whereby WFOE, Hunan Xiangmei and Shareholders have terminated the Consulting Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.           TERMINATION OF THE OPTION AGREEMENT.

(1)           Each of WFOE, Hunan Xiangmei and Shareholders hereby agree to terminate the Option Agreement.

B.           GOVERNING LAW.  This Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

WFOE:

Qiyang County Xiangmei Food Technical Research and Development Co., Ltd.

By: /s/ ZHOU, Taiping
Name: ZHOU, Taiping
Title:   Executive Director

Hunan Xiangmei:

Hunan Xiangmei Food Co, Ltd.

By: /s/ ZHOU, Taiping
Name: ZHOU, Taiping
Title:   Executive Director

Shareholder:

By: /s/ ZHOU, Taiping
Name: ZHOU, Taiping
Owns 100% of Hunan Xiangmei